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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - April 11, 2005
                                                           --------------

                                 USN CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)

          Colorado                       33-42701                84-1186026
          --------                       --------                ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                5215 North O'Connor, Suite 200, Irving, TX 76039
       -------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code - (972) 686-9102


      2121 Avenue of the Stars, Suite 2910, Los Angeles, California 90067
      -------------------------------------------------------------------
                (Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-13 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                 USN Corporation

                                    Form 8-K


Attached as Exhibits 99-1 through 99-14 are the monthly reports filed with the Bankruptcy Court for the Central District of California, Los Angeles, California for the periods from October 2003 through November 2004.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - N/A

(b) Pro Forma Financial Information - N/A

(c) Exhibits (all filed herewith)

  Exhibit No.        Document
  -----------        --------

     99.1            USN Corporation monthly operating report for October 2003
     99.2            USN Corporation monthly operating report for November 2003
     99.3            USN Corporation monthly operating report for December 2003
     99.4            USN Corporation monthly operating report for January 2004
     99.5            USN Corporation monthly operating report for February 2004
     99.6            USN Corporation monthly operating report for March 2004
     99.7            USN Corporation monthly operating report for April 2004
     99.8            USN Corporation monthly operating report for May 2004
     99.9            USN Corporation monthly operating report for June 2004
     99.10           USN Corporation monthly operating report for July 2004
     99.11           USN Corporation monthly operating report for August 2004
     99.12           USN Corporation monthly operating report for September 2004
     99.13           USN Corporation monthly operating report for October 2004
     99.14           USN Corporation monthly operating report for November 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              USN Corporation


April 11, 2005                                By:      /s/ Terry Washburn
                                                       ------------------
                                              Name:    Terry Washburn
                                              Title:   Chief Executive Officer


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                                INDEX TO EXHIBITS


    Exhibit No.      Document
    -----------      --------

       99.1          USN Corporation monthly operating report for October 2003
       99.2          USN Corporation monthly operating report for November 2003
       99.3          USN Corporation monthly operating report for December 2003
       99.4          USN Corporation monthly operating report for January 2004
       99.5          USN Corporation monthly operating report for February 2004
       99.6          USN Corporation monthly operating report for March 2004
       99.7          USN Corporation monthly operating report for April 2004
       99.8          USN Corporation monthly operating report for May 2004
       99.9          USN Corporation monthly operating report for June 2004
       99.10         USN Corporation monthly operating report for July 2004
       99.11         USN Corporation monthly operating report for August 2004
       99.12         USN Corporation monthly operating report for September 2004
       99.13         USN Corporation monthly operating report for October 2004
       99.14         USN Corporation monthly operating report for November 2004


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